Exhibit 99.1

PRESS RELEASE	For more information contact:

Prosperity Bancshares, Inc.®	Cullen Zalman
Prosperity Bank Plaza	Vice President – Banking and Corporate Activities
4295 San Felipe	281.269.7199
Houston, Texas 77027	cullen.zalman@prosperitybankusa.com

FOR IMMEDIATE RELEASE

PROSPERITY BANCSHARES, INC.®

REPORTS FOURTH QUARTER

2018 EARNINGS

•	Fourth quarter earnings per common share (diluted) increased 22.7% to $1.19 compared with the fourth quarter 2017
•	Fourth quarter net income increased 24.1% to $83.331 million compared with the fourth quarter 2017
•	Nonperforming assets remain low at 0.10% of fourth quarter average interest-earning assets
•	Return (annualized) on fourth quarter average assets of 1.47%
•	Returns (annualized) on fourth quarter average common equity of 8.25% and average tangible common equity of 15.84%(1)
•	Loans increased 3.5% during 2018
•	Average noninterest-bearing deposits increased 5.7% during 2018
•	Prosperity Bank has been rated in the Top 10 of Forbes Best Banks in America for six consecutive years

HOUSTON, January 30, 2019. Prosperity Bancshares, Inc.® (NYSE: PB), the parent company of Prosperity Bank® (collectively, “Prosperity”), reported net income for the quarter ended December 31, 2018 of $83.331 million, an increase of $16.193 million or 24.1% compared with $67.138 million for the same period in 2017. Net income per diluted common share increased 22.7% to $1.19 compared with $0.97 for the same period in 2017. Additionally, loans increased 3.5% during 2018 and nonperforming assets remain low at 0.10% of fourth quarter average interest-earning assets.

“We are extremely proud that Prosperity Bank has once again been ranked in the Top 10 of Forbes Best Banks in America for 2019, making Prosperity the only bank in the country to have been ranked in the Top 10 every year from 2014 to 2019,” said David Zalman, Prosperity’s Chairman and Chief Executive Officer.

“Prosperity’s earnings per share increased 22.7% in the fourth quarter 2018 compared to the fourth quarter of 2017.  For 2018, loans increased $349.5 million, or 3.5%, and average noninterest bearing deposits increased $303.5 million, or 5.7%.  Further, our asset quality remains one of the best in the industry, with non-performing loans at 0.10% of fourth quarter 2018 average interest earning assets,” continued Zalman.

______________

(1)	Refer to the “Notes to Selected Financial Data” at the end of this Earnings Release for a reconciliation of this non-GAAP financial measure to the nearest GAAP financial measure.

“Texas and Oklahoma continue to experience employment and population growth, with many companies moving to these states because of favorable tax environments and business friendly political climates. We look forward to the opportunities ahead in 2019. We will continue our focus on organic growth and serving our customers and communities, while also pursuing strategic acquisition opportunities,” concluded Zalman.

Results of Operations for the Three Months Ended December 31, 2018

Net income was $83.331 million(2) for the three months ended December 31, 2018 compared with $67.138 million(3) for the same period in 2017, an increase of $16.193 million or 24.1%. Net income per diluted common share was $1.19 for the three months ended December 31, 2018 compared with $0.97 for the same period in 2017, an increase of 22.7%. Annualized returns on average assets, average common equity and average tangible common equity for the three months ended December 31, 2018 were 1.47%, 8.25% and 15.84%(1), respectively.  Prosperity’s efficiency ratio (excluding credit loss provisions, net gains and losses on the sale of assets and taxes) was 43.20%(1) for the three months ended December 31, 2018.

Net interest income before provision for credit losses for the three months ended December 31, 2018 was $157.248 million compared with $156.050 million for the same period in 2017, an increase of $1.198 million or 0.8%. Net interest income was impacted by a decrease in loan discount accretion of $1.893 million. Linked quarter net interest income before provision for credit losses decreased $71 thousand to $157.248 million compared with $157.319 million for the three months ended September 30, 2018.

The net interest margin on a tax equivalent basis was 3.15% for the three months ended December 31, 2018 compared with 3.20% for the same period in 2017 and 3.15% for the three months ended September 30, 2018. The change compared with the fourth quarter 2017 was primarily due to higher rates on interest-bearing liabilities and a decrease in loan discount accretion, partially offset by higher yields on interest-earning assets.

Noninterest income was $29.079 million for the three months ended December 31, 2018 compared with $29.220 million for the same period in 2017, a decrease of $141 thousand or 0.5%. On a linked quarter basis, noninterest income decreased $1.545 million or 5.0% to $29.079 million compared with $30.624 million for the three months ended September 30, 2018. This decrease was primarily due to the net loss on sale of assets and a decrease in other noninterest income.

Noninterest expense was $80.804 million for the three months ended December 31, 2018 compared with $81.088 million for the same period in 2017, a decrease of $284 thousand or 0.4%. On a linked quarter basis, noninterest expense decreased $956 thousand or 1.2% to $80.804 million compared with $81.760 million for the three months ended September 30, 2018. This change was primarily due to a decrease in regulatory assessments and FDIC insurance resulting from the elimination of the FDIC temporary surcharge imposed on large banks by the Dodd-Frank Act.

Results of Operations for the Year Ended December 31, 2018

Net income was $321.812 million(4) for the year ended December 31, 2018 compared with $272.165 million(5) for the same period in 2017, an increase of $49.647 million or 18.2%.  Net income per diluted common share was $4.61 for the year ended December 31, 2018 compared with $3.92 for the same period in 2017, an increase of 17.6%. Annualized returns on average assets, average common equity and average tangible common equity for the year ended December 31, 2018 were 1.42%, 8.15% and 16.00%(1), respectively.  Prosperity’s efficiency ratio (excluding credit loss provisions, net gains and losses on the sale of assets and securities and taxes) was 43.71%(1) for the year ended December 31, 2018.

Net interest income before provision for credit losses for the year ended December 31, 2018 was $629.593 million compared with $616.863 million for the same period in 2017, an increase of $12.730 million or 2.1%. Net interest income was impacted by a decrease in loan discount accretion of $7.997 million.

The net interest margin on a tax equivalent basis for the year ended December 31, 2018 was 3.18% compared with 3.19% for the same period in 2017.

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(2)	Includes purchase accounting adjustments of $2.099 million, net of tax, primarily comprised of loan discount accretion of $2.903 million for the three months ended December 31, 2018.
(3)	Includes purchase accounting adjustments of $2.771 million, net of tax, primarily comprised of loan discount accretion of $4.796 million for the three months ended December 31, 2017.
(4)	Includes purchase accounting adjustments of $10.070 million, net of tax, primarily comprised of loan discount accretion of $13.909 million for the year ended December 31, 2018.
(5)	Includes purchase accounting adjustments of $12.909 million, net of tax, primarily comprised of loan discount accretion of $21.906 million for the year ended December 31, 2017.

Noninterest income was $116.012 million for the year ended December 31, 2018 compared with $116.633 million for the same period in 2017, a decrease of $621 thousand or 0.5%. This decrease was primarily due to the gain on sale of securities during 2017, partially offset by a lower net loss on sale of assets during 2018.

Noninterest expense was $326.220 million for the year ended December 31, 2018 compared with $313.101 million for the same period in 2017, an increase of $13.119 million or 4.2%. This increase was primarily due to higher salaries and benefits.

Balance Sheet Information

At December 31, 2018, Prosperity had $22.693 billion in total assets, an increase of $106.110 million or 0.5%, compared with $22.587 billion at December 31, 2017.

Loans at December 31, 2018 were $10.370 billion, an increase of $349.540 million or 3.5%, compared with $10.021 billion at December 31, 2017. Linked quarter loans increased $77.467 million or 0.8% (3.0% annualized) from $10.293 billion at September 30, 2018.

Deposits at December 31, 2018 were $17.257 billion, a decrease of $564.902 million or 3.2%, compared with $17.821 billion at December 31, 2017. This was primarily due to lower municipal deposits compared with the prior year. Linked quarter deposits increased $522.794 million or 3.1% from $16.734 billion at September 30, 2018. This change was primarily due to seasonality.

Asset Quality

Nonperforming assets totaled $18.956 million or 0.10% of quarterly average interest-earning assets at December 31, 2018, compared with $37.455 million or 0.19% of quarterly average interest-earning assets at December 31, 2017, and $16.777 million or 0.08% of quarterly average interest-earning assets at September 30, 2018.

The allowance for credit losses was $86.440 million or 0.83% of total loans at December 31, 2018, $84.041 million or 0.84% of total loans at December 31, 2017 and $85.996 million or 0.84% of total loans at September 30, 2018.  Excluding loans acquired that are accounted for under FASB Accounting Standards Codification (“ASC”) Topics 310-20 and 310-30, the allowance for credit losses was 0.88%(1) of remaining loans as of December 31, 2018, compared with 0.91%(1) at December 31, 2017 and 0.88%(1) at September 30, 2018.

The provision for credit losses was $1.000 million for the three months ended December 31, 2018 compared with $2.000 million for the three months ended December 31, 2017 and $2.350 million for the three months ended September 30, 2018. The provision for credit losses was $16.350 million for the year ended December 31, 2018 compared with $14.325 million for the year ended December 31, 2017.

Net charge-offs were $556 thousand for the three months ended December 31, 2018 compared with $4.771 million for the three months ended December 31, 2017 and $1.318 million for the three months ended September 30, 2018. Net charge-offs were $13.951 million for the year ended December 31, 2018 compared with $15.610 million for the year ended December 31, 2017.

Dividend

Prosperity Bancshares, Inc. declared a first quarter cash dividend of $0.41 per share to be paid on April 1, 2019 to all shareholders of record as of March 15, 2019.

Conference Call

Prosperity’s management team will host a conference call on Wednesday, January 30, 2019 at 11:30 a.m. Eastern Time (10:30 a.m. Central Time) to discuss Prosperity’s fourth quarter 2018 earnings. Individuals and investment professionals may participate in the call by dialing 877-883-0383 for domestic participants, or 412-902-6506 for international participants. The elite entry number is 7034870.

Alternatively, individuals may listen to the live webcast of the presentation by visiting Prosperity’s website at www.prosperitybankusa.com.  The webcast may be accessed from Prosperity’s home page by selecting “Presentations & Calls” from the drop-down menu on the Investor Relations tab and following the instructions.

Non-GAAP Financial Measures

Prosperity’s management uses certain non-GAAP financial measures to evaluate its performance. Specifically, Prosperity reviews tangible book value per share, return on average tangible common equity, tangible equity to tangible assets ratio and the efficiency ratio, excluding net gains and losses on the sale of assets and securities.  Further, as a result of acquisitions and the related purchase accounting adjustments, Prosperity uses certain non-GAAP financial measures and ratios that exclude the impact of these items to evaluate its allowance for credit losses to total loans (excluding acquired loans accounted for under ASC Topics 310-20, “Receivables-Nonrefundable Fees and Other Costs” and 310-30, “Receivables-Loans and Debt Securities Acquired with Deteriorated Credit Quality”).  Prosperity believes these non-GAAP financial measures provide information useful to investors in understanding Prosperity’s financial results and that their presentation, together with the accompanying reconciliations, provides a more complete understanding of factors and trends affecting Prosperity’s business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. Further, Prosperity believes that these non-GAAP financial measures provide useful information by excluding certain items that may not be indicative of its core operating earnings and business outlook.  These non-GAAP financial measures should not be considered a substitute for, nor of greater importance than, GAAP basis financial measures and results; Prosperity strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Please refer to the “Notes to Selected Financial Data” at the end of this Earnings Release for a reconciliation of these non-GAAP financial measures to the nearest respective GAAP financial measures.

Prosperity Bancshares, Inc. ®

As of December 31, 2018, Prosperity Bancshares, Inc. ® is a $22.693 billion Houston, Texas based regional financial holding company, formed in 1983. Operating under a community banking philosophy and seeking to develop broad customer relationships based on service and convenience, Prosperity offers a variety of traditional loan and deposit products to its customers, which consist primarily of small and medium sized businesses and consumers. In addition to established banking products, Prosperity offers a complete line of services including: Internet Banking services at www.prosperitybankusa.com, Retail Brokerage Services, Credit Cards, Debit Cards, 24 hour voice response banking, Trust and Wealth Management, Mortgage Services, Cash Management and Mobile Banking.

As of December 31, 2018, Prosperity operated 242 full-service banking locations: 65 in the Houston area, including The Woodlands; 29 in the South Texas area including Corpus Christi and Victoria; 33 in the Dallas/Fort Worth area; 22 in the East Texas area; 29 in the Central Texas area including Austin and San Antonio; 34 in the West Texas area including Lubbock, Midland-Odessa and Abilene; 16 in the Bryan/College Station area; 6 in the Central Oklahoma area; and 8 in the Tulsa, Oklahoma area.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains, and the remarks by Prosperity’s management on the conference call may contain, forward-looking statements within the meaning of the securities laws. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates and projections about Prosperity Bancshares and its subsidiaries.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements.  These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives.  Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Prosperity’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate, interest rate and commodity price fluctuations; and weather.  These and various other factors are discussed in Prosperity Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2017 and other reports and statements Prosperity Bancshares has filed with the SEC. Copies of the SEC filings for Prosperity Bancshares may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.

Bryan/College Station Area -	Keller	Westheimer	Taft
Bryan	Roanoke	West University	Yoakum
Bryan-29th Street	Stockyards	Woodcreek	Yorktown
Bryan-East
Bryan-North	Other Dallas/Fort Worth Area	Katy -	West Texas Area -
Caldwell	Locations -	Cinco Ranch	Abilene -
College Station	Arlington	Katy-Spring Green	Antilley Road
Crescent Point	Azle		Barrow Street
Hearne	Ennis	The Woodlands -	Cypress Street
Huntsville	Gainesville	The Woodlands-College Park	Judge Ely
Madisonville	Glen Rose	The Woodlands-I-45	Mockingbird
Navasota	Granbury	The Woodlands-Research Forest
New Waverly	Mesquite		Lubbock -
Rock Prairie	Muenster	Other Houston Area	4th Street
Southwest Parkway	Sanger	Locations -	66th Street
Tower Point	Waxahachie	Angleton	82nd Street
Wellborn Road	Weatherford	Bay City	86th Street
		Beaumont	98th Street
Central Texas Area -	East Texas Area -	Cleveland	Avenue Q
Austin -	Athens	East Bernard	North University
Allandale	Blooming Grove	El Campo	Texas Tech Student Union
Cedar Park	Canton	Dayton
Congress	Carthage	Galveston	Midland -
Lakeway	Corsicana	Groves	Wadley
Liberty Hill	Crockett	Hempstead	Wall Street
Northland	Eustace	Hitchcock
Oak Hill	Gilmer	Liberty	Odessa -
Research Blvd	Grapeland	Magnolia	Grandview
Westlake	Gun Barrel City	Magnolia Parkway	Grant
	Jacksonville	Mont Belvieu	Kermit Highway
Other Central Texas Area	Kerens	Nederland	Parkway
Locations -	Longview	Needville
Bastrop	Mount Vernon	Rosenberg	Other West Texas Area
Canyon Lake	Palestine	Shadow Creek	Locations -
Dime Box	Rusk	Spring	Big Spring
Dripping Springs	Seven Points	Tomball	Brownfield
Elgin	Teague	Waller	Brownwood
Flatonia	Tyler-Beckham	West Columbia	Cisco
Georgetown	Tyler-South Broadway	Wharton	Comanche
Gruene	Tyler-University	Winnie	Early
Kingsland	Winnsboro	Wirt	Floydada
La Grange			Gorman
Lexington	Houston Area -	South Texas Area -	Levelland
New Braunfels	Houston -	Corpus Christi -	Littlefield
Pleasanton	Aldine	Calallen	Merkel
Round Rock	Alief	Carmel	Plainview
San Antonio	Bellaire	Northwest	San Angelo
Schulenburg	Beltway	Saratoga	Slaton
Seguin	Clear Lake	Timbergate	Snyder
Smithville	Copperfield	Water Street
Thorndale	Cypress		Oklahoma
Weimar	Downtown	Victoria -	Central Oklahoma Area-
	Eastex	Victoria Main	Oklahoma City -
Dallas/Fort Worth Area -	Fairfield	Victoria-Navarro	23rd Street
Dallas -	First Colony	Victoria-North	Expressway
Abrams Centre	Fry Road		I-240
Balch Springs	Gessner	Other South Texas Area	Memorial
Camp Wisdom	Gladebrook	Locations -
Cedar Hill	Grand Parkway	Alice	Other Central Oklahoma Area
Frisco	Heights	Aransas Pass	Locations -
Frisco-West	Highway 6 West	Beeville	Edmond
Kiest	Little York	Colony Creek	Norman
McKinney	Medical Center	Cuero
McKinney-Stonebridge	Memorial Drive	Edna	Tulsa Area-
Midway	Northside	Goliad	Tulsa -
Plano	Pasadena	Gonzales	Garnett
Preston Forest	Pecan Grove	Hallettsville	Harvard
Preston Road	Pin Oak	Kingsville	Memorial
Red Oak	River Oaks	Mathis	Sheridan
Sachse	Sugar Land	Padre Island	S. Harvard
The Colony	SW Medical Center	Palacios	Utica Tower
Turtle Creek	Tanglewood	Port Lavaca	Yale
Westmoreland	The Plaza	Portland
	Uptown	Rockport	Other Tulsa Area Locations -
Fort Worth -	Waugh Drive	Sinton	Owasso
Haltom City

 - - -

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(In thousands)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Balance Sheet Data (at period end)
Loans	$10,370,313	$10,292,846	$10,146,565	$10,011,416	$10,020,773
Investment securities(A)	9,408,966	9,504,733	9,620,614	9,710,254	9,672,116
Federal funds sold	552	639	577	469	697
Allowance for credit losses	(86,440)	(85,996)	(84,964)	(83,600)	(84,041)
Cash and due from banks	410,575	293,831	274,902	243,514	391,616
Goodwill	1,900,845	1,900,845	1,900,845	1,900,845	1,900,845
Core deposit intangibles, net	32,883	34,295	35,773	37,274	38,842
Other real estate owned	1,805	889	10,316	10,538	11,152
Fixed assets, net	257,046	256,426	255,465	257,057	257,065
Other assets	396,857	414,075	410,647	384,547	378,227
Total assets	$22,693,402	$22,612,583	$22,570,740	$22,472,314	$22,587,292

Noninterest-bearing deposits	$5,666,115	$5,700,242	$5,657,589	$5,707,994	$5,623,322
Interest-bearing deposits	11,590,443	11,033,522	11,321,015	11,624,885	12,198,138
Total deposits	17,256,558	16,733,764	16,978,604	17,332,879	17,821,460
Other borrowings	1,031,126	1,501,207	1,254,849	820,079	505,223
Securities sold under repurchase agreements	284,720	297,126	293,039	339,576	324,154
Other liabilities	68,174	84,789	108,796	103,635	112,301
Total liabilities	18,640,578	18,616,886	18,635,288	18,596,169	18,763,138
Shareholders' equity(B)	4,052,824	3,995,697	3,935,452	3,876,145	3,824,154
Total liabilities and equity	$22,693,402	$22,612,583	$22,570,740	$22,472,314	$22,587,292

(A) Includes $392, $586, $436, $57 and ($143) in unrealized gains (losses) on available for sale securities for the quarterly periods ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(B) Includes $310, $463, $345, $45 and ($113) in after-tax unrealized gains (losses) on available for sale securities for the quarterly periods ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(In thousands)

	Three Months Ended					Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Income Statement Data
Interest income:
Loans	$130,627	$128,645	$128,445	$116,246	$120,086	$503,963	$468,338
Securities(C)	56,170	55,705	55,577	54,457	51,510	221,909	208,189
Federal funds sold and other earning assets	397	326	299	315	243	1,337	828
Total interest income	187,194	184,676	184,321	171,018	171,839	727,209	677,355

Interest expense:
Deposits	21,643	19,208	16,061	14,472	12,587	71,384	46,312
Other borrowings	7,639	7,583	6,046	2,973	2,852	24,241	12,908
Securities sold under repurchase agreements	664	566	411	350	350	1,991	1,272
Total interest expense	29,946	27,357	22,518	17,795	15,789	97,616	60,492
Net interest income	157,248	157,319	161,803	153,223	156,050	629,593	616,863
Provision for credit losses	1,000	2,350	4,000	9,000	2,000	16,350	14,325
Net interest income after provision for credit losses	156,248	154,969	157,803	144,223	154,050	613,243	602,538

Noninterest income:
Nonsufficient funds (NSF) fees	8,902	8,606	7,828	7,827	8,110	33,163	32,354
Credit card, debit card and ATM card income	6,508	6,242	6,335	5,961	6,211	25,046	24,425
Service charges on deposit accounts	5,090	5,137	5,150	5,275	5,250	20,652	21,327
Trust income	2,507	2,692	2,251	2,728	2,734	10,178	9,200
Mortgage income	627	856	1,109	763	826	3,355	4,053
Brokerage income	521	784	687	625	574	2,617	1,950
Bank owned life insurance income	1,330	1,326	1,317	1,311	1,347	5,284	5,430
Net (loss) gain on sale of assets	(715)	4	(44)	—	41	(755)	(1,921)
Net (loss) gain on sale of securities	—	—	(13)	—	—	(13)	3,270
Other noninterest income	4,309	4,977	3,751	3,448	4,127	16,485	16,545
Total noninterest income	29,079	30,624	28,371	27,938	29,220	116,012	116,633

Noninterest expense:
Salaries and benefits	51,852	51,906	53,360	50,399	48,756	207,517	192,409
Net occupancy and equipment	5,651	5,808	5,692	5,609	5,748	22,760	22,402
Credit and debit card, data processing and software amortization	4,474	4,512	4,356	4,448	4,423	17,790	17,230
Regulatory assessments and FDIC insurance	2,764	3,347	3,575	3,575	3,759	13,261	14,311
Core deposit intangibles amortization	1,412	1,478	1,501	1,568	1,622	5,959	6,942
Depreciation	3,139	3,139	3,054	3,033	3,011	12,365	12,215
Communications	2,404	2,442	2,606	2,580	2,608	10,032	10,592
Other real estate expense	110	219	83	89	181	501	514
Net loss (gain) on sale or write-down of other real estate	91	(2)	10	122	2,978	221	2,757
Other noninterest expense	8,907	8,911	9,365	8,631	8,002	35,814	33,729
Total noninterest expense	80,804	81,760	83,602	80,054	81,088	326,220	313,101
Income before income taxes	104,523	103,833	102,572	92,107	102,182	403,035	406,070
Provision for income taxes	21,192	21,310	20,975	17,746	35,044	81,223	133,905
Net income available to common shareholders	$83,331	$82,523	$81,597	$74,361	$67,138	$321,812	$272,165

(C) Interest income on securities was reduced by net premium amortization of $7,338, $8,073, $7,753, $8,450 and $9,521 for the three-month periods ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively, and $31,614 and $38,922 for the years ended December 31, 2018 and December 31, 2017, respectively.

Prosperity Bancshares, Inc. ®

Financial Highlights (Unaudited)

(Dollars and share amounts in thousands, except per share data and market prices)

	Three Months Ended					Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Profitability
Net income (D) (E)	$83,331	$82,523	$81,597	$74,361	$67,138	$321,812	$272,165

Basic earnings per share	$1.19	$1.18	$1.17	$1.07	$0.97	$4.61	$3.92
Diluted earnings per share	$1.19	$1.18	$1.17	$1.07	$0.97	$4.61	$3.92

Return on average assets (F)	1.47%	1.46%	1.44%	1.32%	1.20%	1.42%	1.22%
Return on average common equity (F)	8.25%	8.30%	8.33%	7.69%	7.04%	8.15%	7.26%
Return on average tangible common equity (F) (G)	15.84%	16.17%	16.48%	15.43%	14.31%	16.00%	15.06%
Tax equivalent net interest margin (D) (E) (H)	3.15%	3.15%	3.28%	3.16%	3.20%	3.18%	3.19%
Efficiency ratio (G) (I)	43.20%	43.50%	43.95%	44.19%	43.78%	43.71%	42.76%

Liquidity and Capital Ratios
Equity to assets	17.86%	17.67%	17.44%	17.25%	16.93%	17.86%	16.93%
Common equity tier 1 capital	16.32%	15.94%	15.65%	15.31%	15.08%	16.32%	15.08%
Tier 1 risk-based capital	16.32%	15.94%	15.65%	15.31%	15.08%	16.32%	15.08%
Total risk-based capital	16.99%	16.60%	16.32%	15.97%	15.74%	16.99%	15.74%
Tier 1 leverage capital	10.23%	9.94%	9.68%	9.40%	9.31%	10.23%	9.31%
Period end tangible equity to period end tangible assets (G)	10.21%	9.97%	9.69%	9.44%	9.13%	10.21%	9.13%

Other Data
Weighted-average shares used in computing earnings per common share
Basic	69,838	69,838	69,839	69,768	69,484	69,821	69,484
Diluted	69,838	69,838	69,839	69,768	69,484	69,821	69,484
Period end shares outstanding	69,847	69,838	69,838	69,819	69,491	69,847	69,491
Cash dividends paid per common share	$0.4100	$0.3600	$0.3600	$0.3600	$0.3600	$1.4900	$1.3800
Book value per common share	$58.02	$57.21	$56.35	$55.52	$55.03	$58.02	$55.03
Tangible book value per common share (G)	$30.34	$29.50	$28.62	$27.76	$27.12	$30.34	$27.12

Common Stock Market Price
High	$72.24	$76.25	$76.92	$79.20	$73.00	$79.20	$73.00
Low	$57.01	$67.27	$67.30	$68.95	$61.95	$57.01	$55.84
Period end closing price	$62.30	$69.35	$68.36	$72.63	$70.07	$62.30	$70.07
Employees – FTE	3,036	3,029	3,044	3,027	3,017	3,036	3,017
Number of banking centers	242	242	242	242	242	242	242

(D) Includes purchase accounting adjustments for the periods presented as follows:

	Three Months Ended					Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Loan discount accretion
ASC 310-20	$1,289	$1,287	$1,452	$1,640	$2,462	$5,668	$14,848
ASC 310-30	$1,614	$2,170	$3,771	$686	$2,334	$8,241	$7,058
Securities net amortization	$270	$291	$366	$477	$598	$1,404	$2,862
Time deposits amortization	—	—	$53	$53	$39	$106	$217

(E) Using effective tax rate of 20.3%, 20.5%, 20.4%, 19.3% and 34.3% for the three-month periods ended December 31, 2018, September 30, 2018, June 30, 2018,  March 31, 2018 and December 31, 2017, respectively, and 20.2% and 33.0% for the years ended December 31, 2018 and December 31, 2017, respectively.

(F) Interim periods annualized.

(G) Refer to the "Notes to Selected Financial Data" at the end of this Earnings Release for a reconciliation of this non-GAAP financial measure to the nearest GAAP financial measure.

(H) Net interest margin for all periods presented is based on average balances on an actual 365 day basis.

(I) Calculated by dividing total noninterest expense, excluding credit loss provisions, by net interest income plus noninterest income, excluding net gains and losses on the sale of assets and securities.  Additionally, taxes are not part of this calculation.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

YIELD ANALYSIS	Three Months Ended
	Dec 31, 2018				Sep 30, 2018				Dec 31, 2017
	Average Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	(J)	Average Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	(J)	Average Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	(J)
Interest-Earning Assets:
Loans	$10,319,596	$130,627	5.02%		$10,208,171	$128,645	5.00%		$9,955,145	$120,086	4.79%
Investment securities	9,499,166	56,170	2.35%	(K)	9,647,744	55,705	2.29%	(K)	9,521,081	51,510	2.15%	(K)
Federal funds sold and other earning assets	100,339	397	1.57%		67,974	326	1.90%		91,257	243	1.06%
Total interest-earning assets	19,919,101	187,194	3.73%		19,923,889	184,676	3.68%		19,567,483	171,839	3.48%
Allowance for credit losses	(86,464)				(85,254)				(84,465)
Noninterest-earning assets	2,861,369				2,820,156				2,833,964
Total assets	$22,694,006				$22,658,791				$22,316,982

Interest-Bearing Liabilities:
Interest-bearing demand deposits	$3,720,133	$5,327	0.57%		$3,676,452	$4,699	0.51%		$3,787,421	$3,365	0.35%
Savings and money market deposits	5,382,699	9,842	0.73%		5,465,143	9,206	0.67%		5,530,158	5,032	0.36%
Certificates and other time deposits	2,087,871	6,474	1.23%		2,055,652	5,303	1.02%		2,225,555	4,190	0.75%
Other borrowings	1,297,917	7,639	2.34%		1,447,328	7,583	2.08%		891,396	2,852	1.27%
Securities sold under repurchase agreements	285,984	664	0.92%		288,706	566	0.78%		337,690	350	0.41%
Total interest-bearing liabilities	12,774,604	29,946	0.93%	(L)	12,933,281	27,357	0.84%	(L)	12,772,220	15,789	0.49%	(L)

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	5,785,882				5,646,183				5,598,345
Other liabilities	95,124				102,092				129,533
Total liabilities	18,655,610				18,681,556				18,500,098
Shareholders' equity	4,038,396				3,977,235				3,816,884
Total liabilities and shareholders' equity	$22,694,006				$22,658,791				$22,316,982

Net interest income and margin		$157,248	3.13%			$157,319	3.13%			$156,050	3.16%
Non-GAAP to GAAP reconciliation:
Tax equivalent adjustment		892				879				1,921
Net interest income and margin (tax equivalent basis)		$158,140	3.15%			$158,198	3.15%			$157,971	3.20%

(J) Annualized and based on an actual 365 day basis.

(K) Yield on securities was impacted by net premium amortization of $7,338, $8,073 and $9,521 for the three-month periods ended December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(L) Total cost of funds, including noninterest bearing deposits, was 0.64%, 0.58% and 0.34% for the three months ended December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

YIELD ANALYSIS	Year Ended
	Dec 31, 2018				Dec 31, 2017
	Average Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	(M)	Average Balance	Interest Earned/ Interest Paid	Average Yield/ Rate	(M)
Interest-Earning Assets:
Loans	$10,141,625	$503,963	4.97%		$9,822,225	$468,338	4.77%
Investment securities	9,664,404	221,909	2.30%	(N)	9,681,763	208,189	2.15%	(N)
Federal funds sold and other earning assets	82,521	1,337	1.62%		83,324	828	0.99%
Total interest-earning assets	19,888,550	727,209	3.66%		19,587,312	677,355	3.46%
Allowance for credit losses	(84,511)				(84,410)
Noninterest-earning assets	2,828,706				2,837,299
Total assets	$22,632,745				$22,340,201

Interest-Bearing Liabilities:
Interest-bearing demand deposits	$3,937,479	$20,072	0.51%		$3,816,996	$11,703	0.31%
Savings and money market deposits	5,417,014	30,999	0.57%		5,561,853	18,705	0.34%
Certificates and other time deposits	2,101,287	20,313	0.97%		2,289,296	15,904	0.69%
Other borrowings	1,189,459	24,241	2.04%		1,142,897	12,908	1.13%
Securities sold under repurchase agreements	300,429	1,991	0.66%		328,652	1,272	0.39%
Total interest-bearing liabilities	12,945,668	97,616	0.75%	(O)	13,139,694	60,492	0.46%	(O)

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	5,650,720				5,347,227
Other liabilities	88,524				102,553
Total liabilities	18,684,912				18,589,474
Shareholders' equity	3,947,833				3,750,727
Total liabilities and shareholders' equity	$22,632,745				$22,340,201

Net interest income and margin		$629,593	3.17%			$616,863	3.15%
Non-GAAP to GAAP reconciliation:
Tax equivalent adjustment		3,615				7,844
Net interest income and margin (tax equivalent basis)		$633,208	3.18%			$624,707	3.19%

(M) Annualized and based on an actual 365 day basis.
(N) Yield on securities was impacted by net premium amortization of $31,614 and $38,922 for the years ended December 31, 2018 and 2017, respectively.

(O) Total cost of funds, including noninterest bearing deposits, was 0.52% and 0.33% for the years ended December 31, 2018 and 2017, respectively.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

	Three Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
YIELD TREND (P)

Interest-Earning Assets:
Loans	5.02%	5.00%	5.13%	4.72%	4.79%
Investment securities (Q)	2.35%	2.29%	2.28%	2.27%	2.15%
Federal funds sold and other earning assets	1.57%	1.90%	1.50%	1.56%	1.06%
Total interest-earning assets	3.73%	3.68%	3.72%	3.50%	3.48%

Interest-Bearing Liabilities:
Interest-bearing demand deposits	0.57%	0.51%	0.50%	0.47%	0.35%
Savings and money market deposits	0.73%	0.67%	0.50%	0.39%	0.36%
Certificates and other time deposits	1.23%	1.02%	0.84%	0.78%	0.75%
Other borrowings	2.34%	2.08%	1.91%	1.65%	1.27%
Securities sold under repurchase agreements	0.92%	0.78%	0.55%	0.43%	0.41%
Total interest-bearing liabilities	0.93%	0.84%	0.70%	0.55%	0.49%

Net Interest Margin	3.13%	3.13%	3.26%	3.14%	3.16%
Net Interest Margin (tax equivalent)	3.15%	3.15%	3.28%	3.16%	3.20%

(P)  Annualized and based on average balances on an actual 365 day basis.

(Q) Yield on securities was impacted by net premium amortization of $7,338, $8,073, $7,753, $8,450 and $9,521 for the three-month periods ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

	Three Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Balance Sheet Averages
Loans	$10,319,596	$10,208,171	$10,044,064	$9,990,319	$9,955,145
Investment securities	9,499,166	9,647,744	9,770,963	9,742,601	9,521,081
Federal funds sold and other earning assets	100,339	67,974	79,947	81,779	91,257
Total interest-earning assets	19,919,101	19,923,889	19,894,974	19,814,699	19,567,483
Allowance for credit losses	(86,464)	(85,254)	(84,285)	(81,983)	(84,465)
Cash and due from banks	252,481	232,643	234,856	269,917	257,462
Goodwill	1,900,845	1,900,845	1,900,845	1,900,845	1,900,845
Core deposit intangibles, net	33,580	35,041	36,550	38,064	39,650
Other real estate	1,325	9,193	10,386	10,758	14,177
Fixed assets, net	257,726	256,458	256,281	257,465	256,657
Other assets	415,412	385,976	370,279	346,736	365,173
Total assets	$22,694,006	$22,658,791	$22,619,886	$22,556,501	$22,316,982

Noninterest-bearing deposits	$5,785,882	$5,646,183	$5,646,114	$5,510,320	$5,598,345
Interest-bearing demand deposits	3,720,133	3,676,452	3,971,356	4,392,230	3,787,421
Savings and money market deposits	5,382,699	5,465,143	5,342,323	5,478,411	5,530,158
Certificates and other time deposits	2,087,871	2,055,652	2,094,065	2,168,951	2,225,555
Total deposits	16,976,585	16,843,430	17,053,858	17,549,912	17,141,479
Other borrowings	1,297,917	1,447,328	1,272,032	731,500	891,396
Securities sold under repurchase agreements	285,984	288,706	300,471	327,136	337,690
Other liabilities	95,124	102,092	75,161	81,414	129,533
Shareholders' equity	4,038,396	3,977,235	3,918,364	3,866,539	3,816,884
Total liabilities and equity	$22,694,006	$22,658,791	$22,619,886	$22,556,501	$22,316,982

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

	Dec 31, 2018		Sep 30, 2018		Jun 30, 2018		Mar 31, 2018		Dec 31, 2017
Period End Balances

Loan Portfolio
Commercial and industrial	$1,111,089	10.7%	$1,159,735	11.3%	$1,168,892	11.5%	$1,148,980	11.5%	$1,179,364	11.8%
Construction, land development and other land loans	1,622,289	15.7%	1,560,142	15.2%	1,542,771	15.2%	1,502,393	15.0%	1,509,137	15.1%
1-4 family residential	2,438,949	23.5%	2,440,157	23.7%	2,418,021	23.8%	2,438,224	24.4%	2,454,548	24.5%
Home equity	267,960	2.6%	273,608	2.7%	277,447	2.7%	284,339	2.8%	285,312	2.8%
Commercial real estate (includes multi-family residential)	3,538,557	34.1%	3,507,223	34.1%	3,405,466	33.6%	3,330,860	33.3%	3,315,627	33.1%
Agriculture (includes farmland)	729,501	7.0%	705,750	6.8%	709,617	7.0%	671,319	6.7%	690,118	6.9%
Consumer and other	289,486	2.8%	281,112	2.7%	271,724	2.7%	259,896	2.6%	286,121	2.8%
Energy	372,482	3.6%	365,119	3.5%	352,627	3.5%	375,405	3.7%	300,546	3.0%
Total loans	$10,370,313		$10,292,846		$10,146,565		$10,011,416		$10,020,773

Deposit Types
Noninterest-bearing DDA	$5,666,115	32.8%	$5,700,242	34.1%	$5,657,589	33.3%	$5,707,994	32.9%	$5,623,322	31.5%
Interest-bearing DDA	4,124,412	23.9%	3,551,456	21.2%	3,808,694	22.4%	4,106,255	23.7%	4,501,394	25.3%
Money market	3,115,531	18.1%	3,100,310	18.5%	3,153,261	18.6%	3,062,999	17.7%	3,200,763	18.0%
Savings	2,271,170	13.2%	2,291,952	13.7%	2,311,795	13.6%	2,314,112	13.3%	2,300,450	12.9%
Certificates and other time deposits	2,079,330	12.0%	2,089,804	12.5%	2,047,265	12.1%	2,141,519	12.4%	2,195,531	12.3%
Total deposits	$17,256,558		$16,733,764		$16,978,604		$17,332,879		$17,821,460

Loan to Deposit Ratio	60.1%		61.5%		59.8%		57.8%		56.2%

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

Construction Loans

	Dec 31, 2018		Sep 30, 2018		Jun 30, 2018		Mar 31, 2018		Dec 31, 2017

Single family residential construction	$441,487	27.2%	$422,738	27.1%	$426,767	27.6%	$417,302	27.7%	$388,966	25.7%
Land development	89,226	5.5%	89,357	5.7%	88,562	5.7%	88,609	5.9%	86,122	5.7%
Raw land	152,516	9.4%	137,400	8.8%	134,906	8.7%	128,771	8.5%	131,022	8.7%
Residential lots	124,429	7.6%	122,366	7.8%	118,759	7.7%	113,813	7.6%	117,080	7.7%
Commercial lots	92,234	5.7%	95,982	6.1%	92,283	6.0%	91,653	6.1%	91,624	6.1%
Commercial construction and other	723,740	44.6%	693,917	44.5%	683,255	44.3%	664,437	44.2%	696,763	46.1%
Net unaccreted discount	(1,343)		(1,618)		(1,761)		(2,192)		(2,440)
Total construction loans	$1,622,289		$1,560,142		$1,542,771		$1,502,393		$1,509,137

Non-Owner Occupied Commercial Real Estate Loans by Metropolitan Statistical Area (MSA) as of December 31, 2018

	Houston	Dallas	Austin	OK City	Tulsa	Other (R)	Total
Collateral Type
Shopping center/retail	$261,261	$83,639	$26,986	$16,342	$31,200	$146,022	$565,450
Commercial and industrial buildings	125,435	34,975	13,607	16,537	21,620	80,261	292,435
Office buildings	94,459	119,344	24,736	45,302	10,577	68,171	362,589
Medical buildings	29,429	8,023	10,967	5,360	10,433	59,517	123,729
Apartment buildings	39,026	38,317	18,672	11,643	7,410	67,445	182,513
Hotel	49,206	62,310	20,767	32,589	—	143,769	308,641
Other	45,630	12,923	17,981	10,927	15,843	75,648	178,952
Total	$644,446	$359,531	$133,716	$138,700	$97,083	$640,833	$2,014,309	(S)

Acquired Loans

	Acquired Loans Accounted for Under ASC 310-20			Acquired Loans Accounted for Under ASC 310-30			Total Loans Accounted for Under ASC 310-20 and 310-30
	Balance at Acquisition Date	Balance at Sep 30, 2018	Balance at Dec 31, 2018	Balance at Acquisition Date	Balance at Sep 30, 2018	Balance at Dec 31, 2018	Balance at Acquisition Date		Balance at Sep 30, 2018	Balance at Dec 31, 2018
Loan marks:
Acquired banks (T)	$229,080	$16,124	$14,833	$142,128	$4,445	$2,831	$371,208		$20,569	$17,664
Acquired portfolio loan balances:
Acquired banks (T)	5,690,998	578,659	526,840	275,221	14,005	11,419	5,966,219	(U)	592,664	538,259
Acquired portfolio loan balances less loan marks	$5,461,918	$562,535	$512,007	$133,093	$9,560	$8,588	$5,595,011		$572,095	$520,595

(R) Includes other MSA and non-MSA regions.

(S) Represents a portion of total commercial real estate loans of $3.539 billion as of December 31, 2018.

(T) Includes Bank of Texas, Bank Arlington, American State Bank, Community National Bank, First Federal Bank Texas, Coppermark Bank, First Victoria National Bank, The F&M Bank & Trust Company and Tradition Bank.

(U) Actual principal balances acquired.

Prosperity Bancshares, Inc.®

Financial Highlights (Unaudited)

(Dollars in thousands)

	Three Months Ended					Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Asset Quality
Nonaccrual loans	$13,147	$13,399	$20,415	$22,572	$25,264	$13,147	$25,264
Accruing loans 90 or more days past due	4,004	2,379	854	107	1,004	4,004	1,004
Total nonperforming loans	17,151	15,778	21,269	22,679	26,268	17,151	26,268
Repossessed assets	—	110	—	—	35	—	35
Other real estate	1,805	889	10,316	10,538	11,152	1,805	11,152
Total nonperforming assets	$18,956	$16,777	$31,585	$33,217	$37,455	$18,956	$37,455

Nonperforming assets:
Commercial and industrial (includes energy)	$4,435	$6,620	$12,234	$13,558	$15,533	$4,435	$15,533
Construction, land development and other land loans	3,100	2,046	1,829	1,019	1,888	3,100	1,888
1-4 family residential (includes home equity)	8,135	4,527	4,884	5,440	5,845	8,135	5,845
Commercial real estate (includes multi-family residential)	2,982	3,254	12,038	12,992	13,533	2,982	13,533
Agriculture (includes farmland)	256	262	519	128	550	256	550
Consumer and other	48	68	81	80	106	48	106
Total	$18,956	$16,777	$31,585	$33,217	$37,455	$18,956	$37,455
Number of loans/properties	83	83	90	95	99	83	99
Allowance for credit losses at end of period	$86,440	$85,996	$84,964	$83,600	$84,041	$86,440	$84,041

Net charge-offs:
Commercial and industrial (includes energy)	$(685)	$657	$1,047	$8,016	$3,822	$9,035	$13,073
Construction, land development and other land loans	97	(1)	(1)	123	(1)	218	(128)
1-4 family residential (includes home equity)	42	11	114	257	61	424	73
Commercial real estate (includes multi-family residential)	34	(10)	986	502	22	1,512	152
Agriculture (includes farmland)	(54)	(113)	(45)	(61)	(63)	(273)	(157)
Consumer and other	1,122	774	535	604	930	3,035	2,597
Total	$556	$1,318	$2,636	$9,441	$4,771	$13,951	$15,610

Asset Quality Ratios
Nonperforming assets to average interest-earning assets	0.10%	0.08%	0.16%	0.17%	0.19%	0.10%	0.19%
Nonperforming assets to loans and other real estate	0.18%	0.16%	0.31%	0.33%	0.37%	0.18%	0.37%
Net charge-offs to average loans (annualized)	0.02%	0.05%	0.10%	0.38%	0.19%	0.14%	0.16%
Allowance for credit losses to total loans	0.83%	0.84%	0.84%	0.84%	0.84%	0.83%	0.84%
Allowance for credit losses to total loans (excluding acquired loans accounted for under ASC Topics 310-20 and 310-30) (G)	0.88%	0.88%	0.89%	0.90%	0.91%	0.88%	0.91%

Prosperity Bancshares, Inc.®

Notes to Selected Financial Data (Unaudited)

(Dollars and share amounts in thousands, except per share data)

Consolidated Financial Highlights

NOTES TO SELECTED FINANCIAL DATA

Prosperity’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Specifically, Prosperity reviews tangible book value per share, return on average tangible common equity, the tangible equity to tangible assets ratio and the efficiency ratio, excluding net gains and losses on the sale of assets and securities, for internal planning and forecasting purposes. In addition, due to the application of purchase accounting, Prosperity uses certain non-GAAP financial measures and ratios that exclude the impact of these items to evaluate its allowance for credit losses to total loans (excluding acquired loans accounted for under ASC Topics 310-20 and 310-30). Prosperity has included information below relating to these non-GAAP financial measures for the applicable periods presented.

	Three Months Ended					Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Reconciliation of return on average common equity to return on average tangible common equity:
Net income	$83,331	$82,523	$81,597	$74,361	$67,138	$321,812	$272,165
Average shareholders' equity	$4,038,396	$3,977,235	$3,918,364	$3,866,539	$3,816,884	$3,947,833	$3,750,727
Less: Average goodwill and other intangible assets	(1,934,425)	(1,935,886)	(1,937,395)	(1,938,909)	(1,940,495)	(1,936,639)	(1,942,999)
Average tangible shareholders’ equity	$2,103,971	$2,041,349	$1,980,969	$1,927,630	$1,876,389	$2,011,194	$1,807,728
Return on average tangible common equity (F)	15.84%	16.17%	16.48%	15.43%	14.31%	16.00%	15.06%

Reconciliation of book value per share to tangible book value per share:
Shareholders’ equity	$4,052,824	$3,995,697	$3,935,452	$3,876,145	$3,824,154	$4,052,824	$3,824,154
Less: Goodwill and other intangible assets	(1,933,728)	(1,935,140)	(1,936,618)	(1,938,119)	(1,939,687)	(1,933,728)	(1,939,687)
Tangible shareholders’ equity	$2,119,096	$2,060,557	$1,998,834	$1,938,026	$1,884,467	$2,119,096	$1,884,467

Period end shares outstanding	69,847	69,838	69,838	69,819	69,491	69,847	69,491
Tangible book value per share:	$30.34	$29.50	$28.62	$27.76	$27.12	$30.34	$27.12

Reconciliation of equity to assets ratio to period end tangible equity to period end tangible assets ratio:
Tangible shareholders’ equity	$2,119,096	$2,060,557	$1,998,834	$1,938,026	$1,884,467	$2,119,096	$1,884,467
Total assets	$22,693,402	$22,612,583	$22,570,740	$22,472,314	$22,587,292	$22,693,402	$22,587,292
Less: Goodwill and other intangible assets	(1,933,728)	(1,935,140)	(1,936,618)	(1,938,119)	(1,939,687)	(1,933,728)	(1,939,687)
Tangible assets	$20,759,674	$20,677,443	$20,634,122	$20,534,195	$20,647,605	$20,759,674	$20,647,605
Period end tangible equity to period end tangible assets ratio:	10.21%	9.97%	9.69%	9.44%	9.13%	10.21%	9.13%

Reconciliation of allowance for credit losses to total loans to allowance for credit losses to total loans, excluding acquired loans:
Allowance for credit losses	$86,440	$85,996	$84,964	$83,600	$84,041	$86,440	$84,041
Total loans	$10,370,313	$10,292,846	$10,146,565	$10,011,416	$10,020,773	$10,370,313	$10,020,773
Less: Fair value of acquired loans (acquired portfolio loan balances less loan marks)	$520,595	$572,095	$622,534	$681,888	$740,157	$520,595	$740,157
Total loans less acquired loans	$9,849,718	$9,720,751	$9,524,031	$9,329,528	$9,280,616	$9,849,718	$9,280,616
Allowance for credit losses to total loans, excluding acquired loans (non-GAAP basis)	0.88%	0.88%	0.89%	0.90%	0.91%	0.88%	0.91%

Reconciliation of efficiency ratio to efficiency ratio, excluding net gains and losses on the sale of assets and securities:
Noninterest expense	$80,804	$81,760	$83,602	$80,054	$81,088	$326,220	$313,101

Net interest income	$157,248	$157,319	$161,803	$153,223	$156,050	$629,593	$616,863
Noninterest income	29,079	30,624	28,371	27,938	29,220	116,012	116,633
Less: net (loss) gain on sale of assets	(715)	4	(44)	—	41	(755)	(1,921)
Less: net (loss) gain on sale of securities	—	—	(13)	—	—	(13)	3,270
Noninterest income excluding net gains and losses on the sale of assets and securities	29,794	30,620	28,428	27,938	29,179	116,780	115,284
Total income excluding net gains and losses on the sale of assets and securities	$187,042	$187,939	$190,231	$181,161	$185,229	$746,373	$732,147
Efficiency ratio, excluding net gains and losses on the sale of assets and securities	43.20%	43.50%	43.95%	44.19%	43.78%	43.71%	42.76%